UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2021

Mirion Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIRW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed on October 25, 2021, which was previously amended by Amendment No. 1 on Form 8-K/A filed on October 25, 2021 (as so amended, the “Original Report”) in which Mirion Technologies, Inc. (the “Company”), reported, among other events, the completion of the Transactions.

This Amendment No. 2 is being filed in order to include (i) under Item 9.01(a) of the Original Report, the unaudited interim condensed consolidated financial statements of Mirion Technologies (TopCo), Ltd. (“Mirion TopCo”) as of September 30, 2021 and for the three months ended September 30, 2021 and 2020 and (ii) under Item 2.01 of the Original Report, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mirion TopCo for the three months ended September 30, 2021 and 2020.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Mirion TopCo, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 2.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited interim condensed consolidated financial statements of Mirion TopCo and its subsidiaries as of September 30, 2021 and for the three months ended September 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mirion TopCo for the three months ended September 30, 2021 and 2020.

(d)    Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Unaudited Interim Condensed Consolidated Financial Statements of Mirion Technologies (TopCo), Ltd. and its subsidiaries as of September 30, 2021 and for the three months ended September 30, 2021 and 2020.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mirion Technologies (TopCo), Ltd. for the three months ended September 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021

Mirion Technologies, Inc.

By:	/s/ Brian Schopfer
Name:	Brian Schopfer
Title:	Chief Financial Officer